UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2012

ALLSTATE LIFE INSURANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Illinois

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(State or Other Jurisdiction of Incorporation)

0-31248              36-2554642

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(Commission File Number)   (IRS Employer Identification No.)

3100 Sanders Road, Northbrook, Illinois       60062

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(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

Effective September 30, 2012, Lincoln Benefit Life Company (“LBL”), a subsidiary of Allstate Life Insurance Company (the “Registrant”), entered into a Reinsurance Agreement with Lincoln Benefit Reinsurance Company (“LBRE”), pursuant to which LBL will cede certain universal life insurance policies to LBRE on a 100% coinsurance basis.  The Reinsurance Agreement is filed as Exhibit 10.1 hereto and the description set forth above is qualified in its entirety by the full terms and conditions of the Reinsurance Agreement.

LBL is a wholly-owned subsidiary of the Registrant.  LBRE is a wholly-owned subsidiary of American Heritage Life Investment Corporation.  The Registrant and American Heritage Life Investment Corporation are wholly-owned subsidiaries of The Allstate Corporation.

Section 9 – Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

10.1	Reinsurance Agreement effective September 30, 2012 between Lincoln Benefit Life Company and Lincoln Benefit Reinsurance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Jennifer M. Hager
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Name:	Jennifer M. Hager
Title:	Assistant Secretary

Date:   October 3, 2012